Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2001

Dear Shareholder:

During the six-month period ended November 30, 2001, the U.S. economy slowed and the fixed-income markets rallied. The terrorist attacks on September 11 aggravated the decline in business and consumer activity. Almost immediately after the attacks many companies, led by the airlines, announced major layoffs. The unemployment rate jumped from 4.9 percent to 5.7 percent between September and November, while October reported the largest job loss in 20 years.

The Federal Reserve Board responded to the attacks by lowering short-term interest rates by 50 basis points in September, October and November. Subsequently, the Fed cut rates another 25 basis points in December. This cut, the eleventh in 2001, brought the federal funds rate to 1.75 percent, the lowest level since 1961. Additionally, both the House and Senate have been formulating plans to stimulate the economy. These monetary and fiscal actions appear to be laying the groundwork for an economic recovery.

Within the fixed-income markets, events of the past year had the greatest impact on U.S. Treasuries, which appreciated throughout the year and rallied further in a flight to quality following September 11. Yields on short maturities declined the most and the yield curve steepened. On October 31, the U.S. Treasury stunned the securities markets by announcing the cessation of the 30-year bond auction. Interest rates, moved higher in November, reversing course on the perception that the economy was bottoming and would recover in 2002.

Municipal Market Conditions

Over the past six months, tax-free interest rates have also moved lower. The 30-year insured municipal bond index, which stood at 5.40 percent in May, declined to 5.04 percent in October before increasing to 5.17 percent at the end of November 2001.

The ratio of municipal yields as a percentage of U.S. Treasury yields is routinely used as a guide to track the relationship between the two markets. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year insured municipal bond yields to U.S. Treasuries averaged 94 percent between May and September. However, following September 11 and the Treasury's announcement, the ratio jumped to 104 percent in October before falling back to 98 percent at the end of November. In the 10-year maturity range, the ratio soared from 83 percent in August to 95 percent in October before declining to 91 percent in November.

The change in the slope of the yield curve has been a major story in the fixed-income markets this year. Since the Fed started lowering short-term rates aggressively in January, the municipal

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2001 continued

yield curve between one- and 30-year maturities steepened, from 125 to 300 basis points. Over the same time period, yields on one-year municipal notes declined from 3.25 percent to 1.98 percent.

Lower interest rates also led to a rebound in new-issue volume. During the first 11 months of 2001, underwriting surged 37 percent, to $252 billion. Refunding issues, the most interest-rate-sensitive category of underwriting, represented almost one-quarter of the total. California, Florida, New York and Texas, the four states with the heaviest issuance, accounted for 33 percent of national volume.

                         30-YEAR BOND YIELDS 1997-2001


                                         Insured                                      Insured Municipal Yields/
                                    Municipal Yields     U.S. Treasury Yields        U.S. Treasury Yields (Ratio)
1997                                       5.70%                 6.79%                         83.95%
                                           5.65                  6.80                          83.09
                                           5.90                  7.10                          83.10
                                           5.75                  6.94                          82.85
                                           5.65                  6.91                          81.77
                                           5.60                  6.78                          82.60
                                           5.30                  6.30                          84.13
                                           5.50                  6.61                          83.21
                                           5.40                  6.40                          84.38
                                           5.35                  6.15                          86.99
                                           5.30                  6.05                          87.60
                                           5.15                  5.92                          86.99
1998                                       5.15                  5.80                          88.79
                                           5.20                  5.92                          87.84
                                           5.25                  5.93                          88.53
                                           5.35                  5.95                          89.92
                                           5.20                  5.80                          89.66
                                           5.20                  5.65                          92.04
                                           5.18                  5.71                          90.72
                                           5.03                  5.27                          95.45
                                           4.95                  5.00                          99.00
                                           5.05                  5.16                          97.87
                                           5.00                  5.06                          98.81
                                           5.05                  5.10                          99.02
1999                                       5.00                  5.09                          98.23
                                           5.10                  5.58                          91.40
                                           5.15                  5.63                          91.47
                                           5.20                  5.66                          91.87
                                           5.30                  5.83                          90.91
                                           5.47                  5.96                          91.78
                                           5.55                  6.10                          90.98
                                           5.75                  6.06                          94.88
                                           5.85                  6.05                          96.69
                                           6.03                  6.16                          97.89
                                           6.00                  6.29                          95.39
                                           5.97                  6.48                          92.13
2000                                       6.18                  6.49                          95.22
                                           6.04                  6.14                          98.37
                                           5.82                  5.83                          99.83
                                           5.91                  5.96                          99.16
                                           5.91                  6.01                          98.34
                                           5.84                  5.90                          98.98
                                           5.73                  5.78                          99.13
                                           5.62                  5.67                          99.12
                                           5.74                  5.89                          97.45
                                           5.65                  5.79                          97.58
                                           5.55                  5.61                          98.93
                                           5.27                  5.46                          96.52
2001                                       5.30                  5.50                          96.36
                                           5.27                  5.31                          99.25
                                           5.26                  5.44                          96.69
                                           5.45                  5.79                          94.13
                                           5.40                  5.75                          93.91
                                           5.35                  5.76                          92.88
                                           5.16                  5.52                          93.48
                                           5.07                  5.37                          94.41
                                           5.20                  5.42                          95.94
                                           5.04                  4.87                         103.49
                                           5.17                  5.29                          97.73

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

Performance

During the six-month period ended November 30, 2001, the net asset value (NAV) of Morgan Stanley Municipal Premium Income Trust (PIA) increased from $9.88 to $10.07 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.27 per share, the Fund's total NAV return was 5.00 percent. PIA's value on the New York Stock Exchange (NYSE) increased from $8.88 to $9.10 per share during this period. Based on this change plus reinvestment of

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2001 continued

dividends, PIA's total market return was 5.57 percent. As of November 30, 2001, PIA's share price was at a 9.63 percent discount to its NAV.

Monthly dividends for November and December 2001, declared in October, were unchanged at $0.045 per share. The Fund's level of undistributed net investment income was $0.084 per share on November 30, 2001 versus $0.087 per share at the beginning of the calendar year. Dividend levels reflect the Fund's current earnings, which have benefited from the lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

Portfolio Structure

The Fund's net assets of $311.5 million were diversified among 12 long-term sectors and 70 credits. At the end of November, the portfolio's average maturity and call protection were 19 and 6 years, respectively. Average duration, a measure of sensitivity to interest-rate changes, was 7.4 years. Generally, bonds with longer durations exhibit greater volatility. The accompanying charts provide current information on the portfolio's credit quality, maturity distribution and sector concentrations. Optional call (redemptions) provisions are also shown by year with their respective cost (book) yields.

The Impact of Leveraging

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Fund's outstanding Auction Rate Preferred Shares. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six-month period, ARPS leverage contributed approximately $0.05 per share to common share earnings. The Fund's five ARPS series, totaling $100 million, represented 32 percent of net assets. Yields on the Fund's two weekly ARPS ranged between 1.55 and

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2001 continued

1.65 percent. The yields on the annual ARPS auctions in September and July 2001 were 2.50 and 2.85 percent, respectively. The yield on the January 2001 annual auction is 3.90 percent and will be reset in January 2002.

Looking Ahead

Economists put the negative impact of the September 11 attacks at about a full percentage point of gross domestic product. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in 10 years. While there is no doubt that the terrorist attacks are having a negative impact on the economy, high-grade fixed-income securities have historically fared well during periods of stress.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Fund may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended November 30, 2001, the Fund purchased and retired 277,400 shares of common stock at a weighted average market discount of 10.25 percent.

We appreciate your ongoing support of Morgan Stanley Municipal Premium Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2001 continued

[LARGEST SECTORS BAR GRAPH]

LARGEST SECTORS AS OF NOVEMBER 30, 2001
(% OF NET ASSETS)

TRANSPORTATION                                   14%
WATER & SEWER                                    12%
HOSPITAL                                         12%
IDR/PCR*                                         12%
ELECTRIC                                         11%
GENERAL OBLIGATION                               10%
EDUCATION                                         8%
REFUNDED                                          5%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF NOVEMBER 30, 2001
(% OF TOTAL LONG-TERM PORTFOLIO)

Aaa OR AAA                      68%
Aa OR AA                        21%
A OR A                           1%
Baa OR BBB                       4%
Ba OR BB                         3%
NR                               3%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[DISTRIBUTION BY MATURITY BAR GRAPH]

                            DISTRIBUTION BY MATURITY
                           (% OF LONG-TERM PORTFOLIO)

                                                               WEIGHT AVERAGE
                                                             MATURITY: 19 YEARS

1-5 YEARS                                                         4.7%
5-10 YEARS                                                      11.00%
10-20 YEARS                                                     28.40%
20-30 YEARS                                                     53.70%
30+ YEARS                                                        2.20%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2001 continued

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                               NOVEMBER 30, 2001

                                                            WEIGHTED AVERAGE
                                                        CALL PROTECTION: 6 YEARS
                            PERCENT CALLABLE

YEAR BONDS
 CALLABLE
----------
2001                                       12%
2002                                        8%
2003                                        0%
2004                                        6%
2005                                       10%
2006                                        9%
2007                                        3%
2008                                       21%
2009                                        4%
2010                                        7%
2011+                                      20%

                                                                WEIGHTED AVERAGE
                                                                BOOK YIELD: 5.9%

                               COST (BOOK) YIELD*

2001                                  7.2%
2002                                  6.4%
2003                                  0.0%
2004                                  6.4%
2005                                  6.1%
2006                                  5.5%
2007                                  6.2%
2008                                  5.4%
2009                                  5.7%
2010                                  5.7%
2011+                                 5.3%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND IS EARNING A BOOK YIELD OF 6.4% ON 8% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.

THE PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (95.8%)
            General Obligation (9.9%)
$  5,000    Los Angeles Unified School District, California, 1997 Ser
              B (FGIC)................................................   5.00%   07/01/23    $  5,013,650
   2,000    Connecticut, 2001 Ser D...................................   5.00    11/15/20       2,003,060
   3,500    Massachusetts, 1995 Ser A (Ambac).........................   5.00    07/01/12       3,697,330
   2,000    Michigan Municipal Bond Authority, School Ser 1998........   5.25    12/01/13       2,095,300
   3,000    Barberton City School District, Ohio, Ser 1998 (FGIC).....   5.125   11/01/22       3,007,320
   3,500    Shelby County, Tennessee, Refg 1995 Ser A.................   5.625   04/01/11       3,749,515
   5,000    La Joya Independent School District, Texas, Building Ser
              2000 (PSF)..............................................   5.50    02/15/25       5,122,250
   5,890    Washington, Ser 1993 A....................................   5.75    10/01/17       6,117,295
--------                                                                                     ------------
  29,890                                                                                       30,805,720
--------                                                                                     ------------
            Educational Facilities Revenue (8.2%)
   8,500    University of Northern Colorado, Refg Ser 2001 (Ambac)....   5.00    06/01/31       8,295,065
   5,500    Oakland University, Michigan, Ser 1995 (MBIA).............   5.75    05/15/26       5,708,065
            New York State Dormitory Authority,
   4,000      State University Refg Ser 1993 A........................   5.50    05/15/08       4,314,840
     890      State University Refg Ser 1999 B........................   7.50    05/15/11       1,057,053
   1,250    Ohio State University, General Receipts Ser 1999 A........   5.75    12/01/24       1,329,838
   5,000    Swarthmore Boro Authority, Pennsylvania, Swarthmore
              College Ser 2001........................................   5.00    09/15/31       4,871,150
--------                                                                                     ------------
  25,140                                                                                       25,576,011
--------                                                                                     ------------
            Electric Revenue (11.0%)
   1,550    Los Angeles Department of Water & Power, California, 2001
              Ser A...................................................   5.00    07/01/24       1,547,846
   4,615    Sacramento Municipal Utility District, California, Refg
              1994 Ser I (MBIA).......................................   6.00    01/01/24       4,914,421
   2,000    Orlando Utilities Commission, Florida, Water & Electric
              Ser 2001................................................   5.25    10/01/19       2,039,620
   2,950    Kansas City, Kansas, Utility Refg & Impr Ser 1994
              (FGIC)..................................................   6.375   09/01/23       3,216,002
   7,750    South Carolina Public Service Authority, 1995 Refg Ser A
              (Ambac).................................................   6.25    01/01/22       8,370,853
   8,500    San Antonio, Texas, Electric & Gas Refg Ser 1994 C........   6.40++  02/01/06       8,986,624
   5,000    Intermountain Power Agency, Utah, Refg 1997 Ser B
              (MBIA)..................................................   5.75    07/01/19       5,279,300
--------                                                                                     ------------
  32,365                                                                                       34,354,666
--------                                                                                     ------------
            Hospital Revenue (12.3%)
   5,000    Birmingham-Carraway Special Care Facilities Financing
              Authority, Alabama, Carraway Methodist Health Ser 1995 A
              (Connie Lee)............................................   5.875   08/15/15       5,265,800
   3,260    Colbert County - Northwest Health Care Authority, Alabama,
              Hellen Keller Hospital Refg Ser 1990....................   8.75    06/01/09       3,330,579
  10,000    Boston, Massachusetts, Boston City Hospital - FHA Mtge
              Refg Ser B..............................................   5.75    02/15/13      10,133,999
   4,500    New Jersey Health Care Facilities Financing Authority, St
              Barnabas Medical Center Ser 1998 B (MBIA)...............   4.75    07/01/28       4,248,810

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
$  4,000    North Carolina Medical Care Commission, Duke University
              Health Ser 1998 A.......................................   4.75%   06/01/28    $  3,595,840
   2,985    Lehigh County General Purpose Authority, Pennsylvania, St
              Lukes Hospital Ser 1992 (Ambac).........................   6.25    07/01/22       3,094,460
   3,950    Washington Health Care Facilities Authority, Swedish
              Health Ser 1998 (Ambac).................................   5.125   11/15/22       3,858,163
   4,750    Wisconsin Health & Educational Facilities Authority,
              Wausau Hospital Refg Ser 1998 A (Ambac).................   5.125   08/15/20       4,679,415
--------                                                                                     ------------
  38,445                                                                                       38,207,066
--------                                                                                     ------------
            Industrial Development/Pollution Control Revenue (12.4%)
   9,000    Pima County Industrial Development Authority, Arizona,
              Tucson Electric Power Co Refg Ser 1988 A (FSA)..........   7.25    07/15/10       9,314,550
  10,000    Burlington, Kansas, Kansas Gas & Electric Co Ser 1991
              (MBIA)..................................................   7.00    06/01/31      10,301,000
   8,000    New York City Industrial Development Agency, New York,
              Brooklyn Navy Yard Cogeneration Partners LP Ser 1997
              (AMT)...................................................   5.65    10/01/28       7,805,120
  10,000    Alliance Airport Authority, Texas, AMR Corp Ser 1990
              (AMT)...................................................   7.50    12/01/29       9,391,700
   1,750    Brazos River Authority, Texas, TXU Electric Refg Ser 2001
              C (AMT).................................................   5.75    05/01/36       1,748,600
--------                                                                                     ------------
  38,750                                                                                       38,560,970
--------                                                                                     ------------
            Mortgage Revenue - Multi-Family (2.8%)
            Massachusetts Housing Finance Agency,
   1,790      Rental 1994 Ser A (AMT) (Ambac).........................   6.60    07/01/14       1,875,473
   4,340      Rental 1994 Ser A (AMT) (Ambac).........................   6.65    07/01/19       4,532,869
   2,220    Minnesota Housing Finance Agency, Rental 1995 Ser D
              (MBIA)..................................................   6.00    02/01/22       2,271,171
--------                                                                                     ------------
   8,350                                                                                        8,679,513
--------                                                                                     ------------
            Mortgage Revenue - Single Family (1.4%)
   1,510    Colorado Housing & Finance Authority, Ser 1997 A-2
              (AMT)...................................................   7.25    05/01/27       1,641,974
     350    Kansas City Leavenworth & Lenexa, Kansas, GNMA-Backed Ser
              1998 C (AMT)............................................   8.00    11/01/20         359,541
     125    Olathe, Kansas, GNMA Collateralized Ser 1989 A (AMT)
              (MBIA)..................................................   8.00    11/01/20         125,645
     760    New Orleans Home Mortgage Authority, Louisiana, GNMA
              Collateralized 1989 Ser B-1 (AMT).......................   8.25    12/01/21         760,958
   1,455    Missouri Housing Development Commission, Homeownership
              1996 Ser D (AMT)........................................   7.10    09/01/27       1,498,592
--------                                                                                     ------------
   4,200                                                                                        4,386,710
--------                                                                                     ------------

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (2.8%)
$  3,000    Broward County School Board, Florida, Ser 2001 A COPs
              (FSA)...................................................   5.00%   07/01/26    $  2,941,620
   2,000    Metropolitan Pier & Exposition Authority, Illinois,
              McCormick Place Refg Ser 1998 A (FGIC)..................   5.50    06/15/18       2,132,540
            Saint Paul Independent School District #625, Minnesota,
   1,700      Ser 1995 C COPs.........................................   5.45    02/01/11       1,753,176
   1,800      Ser 1995 C COPs.........................................   5.50    02/01/12       1,893,762
--------                                                                                     ------------
   8,500                                                                                        8,721,098
--------                                                                                     ------------
            Transportation Facilities Revenue (14.4%)
   5,000    Arizona Transportation Board, Highway Ser 2001............   5.25    07/01/19       5,105,500
   4,000    Colorado Department of Transportation, Ser 2000 (Ambac)...   6.00    06/15/14       4,492,600
   2,500    Miami-Dade County, Florida, Miami International Airport
              Ser 2000 B (FGIC).......................................   5.75    10/01/24       2,655,950
   1,940    Atlanta, Georgia, Airport Ser 1994 B (AMT) (Ambac)........   6.00    01/01/21       2,022,702
            Chicago, Illinois,
   5,000      Chicago-O'Hare International Airport Ser 1996 A
              (Ambac).................................................   5.625   01/01/12       5,266,450
   1,805      Midway Airport 1994 Ser A (AMT) (MBIA)..................   6.25    01/01/24       1,903,752
   3,000    New Jersey Transportation Trust Authority, 1998 Ser A
              (FSA)...................................................   4.50    06/15/19       2,822,730
   3,500    Pennsylvania Turnpike Commission, Ser R 2001 (Ambac)......   5.00    12/01/30       3,411,100
   8,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT)
              (MBIA)..................................................   6.125   11/15/25       8,489,520
   5,000    Pocahontas Parkway Association, Virginia, Route 895
              Connector Ser 1998 A....................................   5.50    08/15/28       4,057,600
   2,000    Richmond Metropolitan Authority, Virginia, Expressway &
              Refg Ser 1998 (FGIC)....................................   5.25    07/15/17       2,111,580
   2,800    Puerto Rico Highway & Transportation Authority, Ser 1998
              A.......................................................   4.75    07/01/38       2,581,768
--------                                                                                     ------------
  44,545                                                                                       44,921,252
--------                                                                                     ------------
            Water & Sewer Revenue (11.8%)
   2,500    Coachella, California, Ser 1992 COPs (FSA)................   6.10    03/01/22       2,570,925
   3,000    Atlanta, Georgia, Water & Wastewater Ser 1999 A (FGIC)....   5.50    11/01/22       3,221,490
   4,000    Augusta, Georgia, Water & Sewerage Ser 2000 (FSA).........   5.25    10/01/22       4,064,240
   5,000    Rockdale County Water & Sewage Authority, Georgia, Ser
              1999 A (MBIA)...........................................   5.50    07/01/25       5,176,850
   3,215    Louisville & Jefferson County Metropolitan Sewer District,
              Kentucky Ser 2001 A (MBIA)..............................   5.375   05/15/22       3,302,030
   5,000    Massachusetts Water Resources Authority, 1998 Ser A
              (FSA)...................................................   4.75    08/01/27       4,640,050
   4,000    Detroit, Michigan, Water Supply Sr Lien, Ser 2000 A
              (FGIC)..................................................   5.25    07/01/33       4,008,760
   5,000    Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I
              (FSA)...................................................   5.00    01/01/23       4,929,300
   5,000    Austin, Texas, Water & Wastewater Refg Ser 2001 A (FSA)...   5.125   05/15/27       4,930,600
--------                                                                                     ------------
  36,715                                                                                       36,844,245
--------                                                                                     ------------

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Other Revenue (3.6%)
$ 10,000    New York Local Government Assistance Corporation, Refg Ser
              1997 B (MBIA)...........................................   5.00%   04/01/21    $  9,889,400
   1,350    Cuyahoga County, Ohio, The Medical Center Co Ser 1998
              (Ambac).................................................   5.125   02/15/28       1,329,602
--------                                                                                     ------------
  11,350                                                                                       11,219,002
--------                                                                                     ------------
            Refunded (5.2%)
   3,000    Hawaii, 1999 Ser CT (FSA).................................   5.875   09/01/09+      3,393,630
   1,340    Missouri Health & Educational Facilities Authority,
              Missouri, Baptist Medical Center Refg Ser 1989 (ETM)....   7.625   07/01/18       1,379,235
   4,000    Montgomery County, Ohio, Franciscan Medical
              Center - Dayton Ser 1997 (ETM)..........................   5.50    07/01/18       4,323,000
   4,000    Lower Colorado River Authority, Texas, Jr Lien Seventh Ser
              (FSA) (ETM).............................................   4.75    01/01/28       3,877,640
   3,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 C
              (ETM)...................................................   4.70    02/01/06       3,146,730
--------                                                                                     ------------
  15,340                                                                                       16,120,235
--------                                                                                     ------------
 293,590    Total Tax-Exempt Municipal Bonds (Cost $287,375,354)..........................    298,396,488
--------                                                                                     ------------
            Short-Term Tax-Exempt Municipal Obligations (2.5%)
   1,625    Bell County Health Facilities Development Corporation,
              Texas, Scott and White Memorial Hospital Ser 2000 B
              (MBIA) (Demand 12/03/01)................................   1.60*   08/15/29       1,625,000
   4,000    Harris County Health Facilities Development Corporation,
              Texas, Methodist Hospital Ser 1994......................   1.60*   12/01/25       4,000,000
   2,000    Virginia Housing Development Authority, 1992 Ser A........   7.10    01/01/02++     2,042,099
--------                                                                                     ------------
   7,625    Total Short-Term Tax-Exempt Municipal Obligations (Cost $7,666,661)...........      7,667,099
--------                                                                                     ------------
$301,215    Total Investments (Cost $295,042,015) (a).............................   98.3%    306,063,587
========
            Other Assets in Excess of Liabilities.................................    1.7       5,422,363
                                                                                    -----    ------------
            Net Assets............................................................  100.0%   $311,485,950
                                                                                    =====    ============

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

---------------------
   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    *       Current coupon of variable rate demand obligation.
    +       Prerefunded to call date shown.
    ++      Current coupon rate for residual interest bond. This rate
            resets periodically as the auction rate on the related
            short-term securities changes.
    ++      Entire maturity to be called on January 1, 2002.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes.
            The aggregate gross unrealized appreciation is $12,586,899 and the aggregate gross unrealized depreciation is
            $1,565,327, resulting in net unrealized appreciation of
            $11,021,572.
Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of
            Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.
   PSF      Texas Permanent School Fund Guarantee Program.

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alabama.................     2.8%
Arizona.................     4.6
California..............     4.5
Colorado................     4.6
Connecticut.............     0.6
Florida.................     2.5
Georgia.................     4.6
Hawaii..................     1.1
Illinois................     3.0
Kansas..................     4.5
Kentucky................     1.1
Louisiana...............     0.2
Massachusetts...........     8.0
Michigan................     3.8
Minnesota...............     1.9
Missouri................     0.9
New Jersey..............     2.3
New York................     7.4
North Carolina..........     1.2
Ohio....................     4.8
Pennsylvania............     3.7
Puerto Rico.............     0.8
South Carolina..........     2.7
Tennessee...............     1.2
Texas...................    16.5
Utah....................     1.7
Virginia................     2.6
Washington..............     3.2
Wisconsin...............     1.5
                            ----
Total...................    98.3%
                            ====

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
November 30, 2001 (unaudited)

Assets:
Investments in securities, at value
  (cost $295,042,015).......................................   $306,063,587
Cash........................................................         47,194
Receivable for:
    Interest................................................      5,539,881
    Investments sold........................................        120,000
Prepaid expenses and other assets...........................        206,097
                                                               ------------
    Total Assets............................................    311,976,759
                                                               ------------
Liabilities:
Payable for:
    Dividends to preferred
      shareholders..........................................        158,808
    Investment advisory fee.................................        120,871
    Administration fee......................................         75,544
Accrued expenses and other
  payables..................................................        135,586
                                                               ------------
    Total Liabilities.......................................        490,809
                                                               ------------
    Net Assets..............................................   $311,485,950
                                                               ============
Composition of Net Assets:
Preferred shares of beneficial
  interest (1,000,000 shares
  authorized of non-participating
  $.01 par value, 1,000 shares
  outstanding)..............................................   $100,000,000
                                                               ------------
Common shares of beneficial interest
  (unlimited shares authorized of
  $.01 par value, 21,006,849 shares
  outstanding)..............................................    197,654,627
Net unrealized appreciation.................................     11,021,572
Accumulated undistributed net
  investment income.........................................      1,849,210
Accumulated net realized gain...............................        960,541
                                                               ------------
    Net Assets Applicable to Common
      Shareholders..........................................    211,485,950
                                                               ------------
    Total Net Assets........................................   $311,485,950
                                                               ============
Net Asset Value Per Common Share
  ($211,485,950 divided by
  21,006,849 common shares
  outstanding)..............................................         $10.07
                                                               ============


Statement of Operations
For the six months ended November 30, 2001

Net Investment Income:

Interest Income.............................................    $ 8,669,274
                                                                -----------
Expenses
Investment advisory fee.....................................        630,734
Administration fee..........................................        394,209
Auction commission fees.....................................        154,122
Transfer agent fees and expenses............................         42,764
Professional fees...........................................         34,591
Auction agent fees..........................................         22,410
Registration fees...........................................         19,220
Shareholder reports and notices.............................         17,357
Trustees' fees and expenses.................................          9,371
Custodian fees..............................................          9,038
Other.......................................................         16,455
                                                                -----------
    Total Expenses..........................................      1,350,271
Less: expense offset........................................         (9,037)
                                                                -----------
    Net Expenses............................................      1,341,234
                                                                -----------
    Net Investment Income...................................      7,328,040
                                                                -----------
Net Realized and Unrealized Gain:
Net realized gain...........................................      1,608,851
Net change in unrealized
  appreciation..............................................      1,916,936
                                                                -----------
    Net Gain................................................      3,525,787
                                                                -----------
Net Increase................................................    $10,853,827
                                                                ===========

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX        FOR THE YEAR
                                                               MONTHS ENDED          ENDED
                                                              NOVEMBER 30, 2001   MAY 31, 2001
----------------------------------------------------------------------------------------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................    $  7,328,040      $ 15,029,672
Net realized gain...........................................       1,608,851           809,156
Net change in unrealized depreciation.......................       1,916,936        16,630,705
                                                                ------------      ------------
    Net Increase............................................      10,853,827        32,469,533
                                                                ------------      ------------
Dividends to Shareholders from Net Investment Income:
Preferred...................................................      (1,496,378)       (4,021,786)
Common......................................................      (5,711,693)      (11,710,175)
                                                                ------------      ------------
    Total Dividends.........................................      (7,208,071)      (15,731,961)
                                                                ------------      ------------
Decrease from transactions in common shares of beneficial
  interest..................................................      (2,516,275)       (6,636,662)
                                                                ------------      ------------
    Net Increase............................................       1,129,481        10,100,910
Net Assets:
Beginning of period.........................................     310,356,469       300,255,559
                                                                ------------      ------------
End of Period
(Including accumulated undistributed net investment income
of $1,849,210 and $1,628,402, respectively).................    $311,485,950      $310,356,469
                                                                ============      ============

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2001 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Municipal Premium Income Trust (the "Fund"), formerly Morgan Stanley Dean Witter Municipal Premium Income Trust (the Fund's name changed effective December 20, 2001), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on November 16, 1988 and commenced operations on February 1, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.40% to the Fund's weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.25% to the Fund's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 2001 aggregated $25,154,819 and $40,255,519, respectively.

Morgan Stanley Trust, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At November 30, 2001, the Fund had transfer agent fees and expenses payable of approximately $27,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended November 30, 2001 included in Trustees' fees and expenses in the Statement of Operations

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

amounted to $5,090. At November 30, 2001, the Fund had an accrued pension liability of $56,291 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Common Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, May 31, 2000.......................................  22,048,248   $220,482    $206,587,082
Treasury shares purchased and retired (weighted average
  discount 10.77%)*.........................................    (763,999)    (7,640)     (6,629,022)
                                                              ----------   --------    ------------
Balance, May 31, 2001.......................................  21,284,249    212,842     199,958,060
Treasury shares purchased and retired (weighted average
  discount 10.25%)*.........................................    (277,400)    (2,774)     (2,513,501)
                                                              ----------   --------    ------------
Balance, November 30, 2001..................................  21,006,849   $210,068    $197,444,559
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

5. Preferred Shares of Beneficial Interest

The Fund is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without the approval of the common shareholders. The Fund has issued Series A through E Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $100,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Fund may redeem such shares, in whole or in part, at the original purchase price of $100,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption. Dividends, which are cumulative, are reset through auction procedures.

                  AMOUNT IN               NEXT         RANGE OF
SERIES  SHARES*   THOUSANDS*   RATE*   RESET DATE  DIVIDEND RATES**
------  -------   ----------   -----   ----------  ----------------
  A       200       20,000     1.55%    12/05/01    1.55% - 3.10%
  B       200       20,000     1.65     12/05/01     1.40 - 3.10
  C       200       20,000     2.50     09/04/02         2.50
  D       200       20,000     3.90     01/09/02         3.90
  E       200       20,000     2.85     07/03/02     2.72 - 2.95

---------------------
    * As of November 30, 2001.
   ** For the six months ended November 30, 2001.

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

Subsequent to November 30, 2001 and up through January 4, 2002, the Fund paid dividends to each of the Series A through E at rates ranging from 1.00% to 2.85% in the aggregate amount of $140,678.

The Fund is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

6. Dividends to Common Shareholders

The Fund declared the following dividends from net investment income:

   DECLARATION      AMOUNT         RECORD            PAYABLE
      DATE         PER SHARE        DATE              DATE
-----------------  ---------  ----------------  -----------------
October 30, 2001    $0.045    December 7, 2001  December 21, 2001
December 24, 2001   $0.045    January 4, 2002   January 18, 2002
December 24, 2001   $0.045    February 8, 2002  February 22, 2002
December 24, 2001   $0.045     March 8, 2002     March 22, 2002

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

8. Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At November 30, 2001, the Fund held positions in residual interest bonds having a total value of $8,500,000, which represents 2.72% of net assets.

9. Change in Accounting Policy

Effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $100,839 increase in the cost of securities and a corresponding $100,839 increase to undistributed net investment income based on securities held as of May 31, 2001.

The effect of this change for the six months ended November 30, 2001 was to increase net investment income by $19,853; decrease unrealized appreciation by $15,099; and decrease realized gains by $4,754. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

Morgan Stanley Municipal Premium Income Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                      FOR THE SIX                   FOR THE YEAR ENDED MAY 31*
                                                     MONTHS ENDED      ----------------------------------------------------
                                                   NOVEMBER 30, 2001     2001       2000       1999       1998       1997
                                                   -----------------   --------   --------   --------   --------   --------
                                                      (unaudited)

Selected Per Share Data:
Net asset value, beginning of period.............        $ 9.88           $9.08     $10.03     $10.41     $10.08     $10.02
                                                         ------           -----     ------     ------     ------     ------
Income from investment operations:
    Net investment income........................          0.35            0.69       0.68       0.70       0.75       0.78
    Net realized and unrealized gain (loss)......          0.17            0.80      (0.96)     (0.18)      0.33       0.19
                                                         ------           -----     ------     ------     ------     ------
Total income (loss) from investment operations...          0.52            1.49      (0.28)      0.52       1.08       0.97
                                                         ------           -----     ------     ------     ------     ------
Less dividends and distributions from:
    Net investment income........................         (0.27)          (0.54)     (0.53)     (0.54)     (0.60)     (0.60)
    Common share equivalent of dividends paid to
      preferred shareholders.....................         (0.07)          (0.19)     (0.16)     (0.14)     (0.15)     (0.14)
    Net realized gain............................            --              --      (0.07)     (0.26)        --      (0.20)
                                                         ------           -----     ------     ------     ------     ------
Total dividends and distributions................         (0.34)          (0.73)     (0.76)     (0.94)     (0.75)     (0.94)
                                                         ------           -----     ------     ------     ------     ------
Anti-dilutive effect of acquiring treasury
  shares.........................................          0.01            0.04       0.09       0.04         --       0.03
                                                         ------           -----     ------     ------     ------     ------
Net asset value, end of period...................        $10.07           $9.88     $ 9.08     $10.03     $10.41     $10.08
                                                         ======           =====     ======     ======     ======     ======
Market value, end of period......................        $ 9.10           $8.88     $ 7.75     $ 8.75     $9.625     $9.375
                                                         ======           =====     ======     ======     ======     ======
Total Return+....................................          5.57%(1)       21.92%     (4.55)%    (1.21)%     9.08%     13.52%
Ratios to Average Net Assets of Common
Shareholders:
Expenses (before expense offset).................          1.26%(2)(3)     1.26%(3)   1.28%(3)   1.19%(3)   1.18%(3)   1.14%(3)
Net investment income before preferred stock
  dividends......................................          6.82%(2)(4)     7.12%      7.30%      6.73%      7.31%      7.70%
Preferred stock dividends........................          1.39%(2)        1.91%      1.74%      1.39%      1.46%      1.41%
Net investment income available to common
  shareholders...................................          5.43%(2)(4)     5.21%      5.56%      5.34%      5.85%      6.29%
Supplemental Data:
Net assets, end of period, in thousands..........      $311,486        $310,356   $300,256   $336,496   $354,392   $349,294
Asset coverage on preferred shares at end of
  period.........................................           311%            310%       300%       336%       354%       349%
Portfolio turnover rate..........................             8%(1)          12%        11%        17%        21%         5%

----------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.
(4) Effective June 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the six months ended November 30, 2001 was to decrease the ratio of net investment income to average net assets by 0.02%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISOR

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

MORGAN STANLEY
MUNICIPAL PREMIUM
INCOME TRUST

Semiannual Report
November 30, 2001